SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                              ASA (Bermuda) Limited
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid: __________________________________

      2) Form, Schedule or Registration Statement No. _____________

      3) Filing Party: __________________________

      4) Date Filed: ____________________________

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                              ASA (BERMUDA) LIMITED
                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                                                                    May 27, 2005

                         REQUESTING YOUR IMPORTANT VOTE
                      TIME IS SHORT AND YOUR VOTE IS NEEDED

Dear Shareholder:

      The Special General Meeting of Shareholders of ASA (Bermuda) Limited scheduled for June 9, 2005 is less than two weeks away. According to our latest records, we still have not received your voting instructions.

      We need your participation in this important vote regarding the future of your Company. Please take one moment of your time to vote your shares. Casting your vote will also help the Company save on further solicitation costs. Telephone and internet voting options are available (see instructions on reverse). Alternatively, please use the enclosed duplicate proxy card or voting instruction form to promptly vote your shares.

      THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED CHANGES TO THE COMPANY'S FUNDAMENTAL INVESTMENT POLICIES ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

      PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THESE PROPOSED POLICY CHANGES.

          WE CANNOT MOVE FORWARD WITHOUT YOUR VOTE! WE NEED YOUR HELP.
                         PLEASE VOTE YOUR SHARES TODAY!

      If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-901-0068.

      On behalf of your Board of Directors, thank you for your cooperation and continued support.

                                                      Sincerely,


                                                      /s/ Robert J. A. Irwin
                                                      --------------------------
                                                      Robert J. A. Irwin
                                                      Chairman of the Board

                               3 EASY WAYS TO VOTE

      Help your Company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

      1. Vote by Telephone. Call the toll-free number listed for this purpose on your proxy card or voting form. Have your control number listed on the form ready and follow the simple instructions.

      2. Vote by Internet. Go to the website listed on your proxy card or voting form. Have your control number listed on the form ready and follow the simple instructions.

      3. Vote by Mail. Mark, sign, date and return your proxy card or voting form in the postage-paid return envelope provided.


                                PLEASE ACT TODAY

                             YOUR VOTE IS IMPORTANT

Please help your Company save additional solicitation costs by voting by telephone, via the internet, or by marking, signing, dating and mailing your proxy or voting instruction form today. Your participation in this initiative is critical. Please refer to your proxy or voting form for instructions. Street name shareholders: Your broker or bank cannot vote your shares unless it receives your instructions on the proposals. Please return your vote immediately. If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-901-0068.